EXHIBIT 1
Joint Filing Agreement

This Agreement is made this 18th day of November, 2010, by and between each of the undersigned.

WHEREAS, each of the undersigned is required to file a Schedule 13D with respect to ownership of securities in Sterling Financial Corporation (the “Company”);

NOW, THEREFORE, the undersigned agree to file only one Schedule 13D reflecting their combined beneficial ownership of securities in the Company and each of the undersigned hereby designates and appoints Thomas H. Lee Equity Fund VI, L.P., Seth W. Lawry, Scott L. Jaeckel, Joseph F. Pesce and Charles P. Holden as its attorney-in-fact with full power of substitution for each of them, each acting singly, to sign, file and make any amendments to such Schedule 13D.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE EQUITY FUND VI, L.P.

By:	THL EQUITY ADVISORS VI, LLC, its general partner

By:	THOMAS H. LEE PARTNERS, L.P., its sole member

By:	THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE PARALLEL FUND VI, L.P.

By:	THL EQUITY ADVISORS VI, LLC, its general partner

By:	THOMAS H. LEE PARTNERS, L.P., its sole member

By:	THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

By:	THL EQUITY ADVISORS VI, LLC, its general partner

By:	THOMAS H. LEE PARTNERS, L.P., its sole member

By:	THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THL STERLING EQUITY INVESTORS, L.P.

By:	THL EQUITY ADVISORS VI, LLC, its general partner

By:	THOMAS H. LEE PARTNERS, L.P., its sole member

By:	THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THL EQUITY ADVISORS VI, LLC

By:	THOMAS H. LEE PARTNERS, L.P., its general partner

By:	THOMAS H. LEE ADVISORS, LLC, its general partner

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has executed this Joint Filing Agreement as of the date first written above.

THOMAS H. LEE ADVISORS, LLC

By:	/s/ Charles P. Holden
	Name:	Charles P. Holden
	Title:	Managing Director

[Joint Filing Agreement Signature Page]